UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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AMAG Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE

AMAG Urges Stockholders to Take No Action on Caligan Partners’ Consent Solicitation Materials

WALTHAM, Mass., Sept. 4, 2019 — AMAG Pharmaceuticals, Inc. (NASDAQ:AMAG) (“AMAG” or the “Company”) today responded to the preliminary consent solicitation filed by Caligan Partners (“Caligan”) with the following statement:

“AMAG regularly engages with shareholders on a range of topics and values their constructive input and is committed to act in the best interest of shareholders to maximize long-term value creation. Even though Caligan did not contact the Company prior to the day of its initial Schedule 13D filing, the Company immediately engaged with Caligan after it first disclosed its stake in the Company less than three weeks ago.  Despite several interactions to date, including an in-person meeting with AMAG’s management team during which Caligan only provided broad, generic comments on AMAG’s business, Caligan has now chosen to seek control of almost half of the Company’s Board of Directors via proxy contest through this consent solicitation.

“AMAG remains open to maintaining a constructive dialogue with Caligan, as it does with all shareholders, about AMAG’s strategy to create sustainable, long-term value.  However, the Company remains steadfast in its belief that any corporate action taken must be for the benefit of all Company shareholders and must be rooted in a strong understanding of the pharmaceutical industry, AMAG’s business and its important milestones ahead.

“AMAG’s Board and management team has a record of corporate action to position AMAG for long-term value creation.  Since 2017, the Company has made significant progress executing on its ambitious five-year strategic plan by successfully transforming the business from a specialty pharmaceuticals company with only two assets into a pharmaceutical company with four commercial and two development-stage therapies all while strengthening the financial profile of the Company.

“Earlier this year, the Company enhanced its Board with two, highly-qualified new members, who further strengthen the experience, expertise, and oversight to the Board.  The Company believes its strategy to develop and commercialize innovative products positions it well to serve patients in need and to build a new chapter of durable growth for its shareholders.

“AMAG urges all of its shareholders to refrain from taking any action (including returning any consent card sent by Caligan) at this time.  Our Board of Directors, in consultation with its advisors, is reviewing Caligan’s solicitation materials.  The Board of Directors will advise AMAG’s stockholders of its recommendation regarding Caligan’s solicitation in due course.”

Important Additional Information and Where to Find It

In connection with the consent solicitation initiated by Caligan, the Company intends to file a consent revocation statement and accompanying consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY

AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at http://ir.amagpharma.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of consent revocations from the Company’s stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders filed with the SEC on April 15, 2019. To the extent that such participants’ holdings in the Company’s securities have changed since the filing of such proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents can be found on the SEC’s website at www.sec.gov or the Company’s website at http://ir.amagpharma.com. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement in connection with the solicitation of consent revocations from the Company’s stockholders and other relevant documents to be filed with the SEC.

Forward-Looking Statements

This press release contains forward-looking information about AMAG within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the belief that any corporate action taken must be for the benefit of all Company shareholders and must be rooted in a strong understanding of the pharmaceutical industry, AMAG’s business and its important milestones ahead, beliefs about AMAG’s strategy and long-term value creation, beliefs about AMAG’s strategic plan and implementation thereof, beliefs about AMAG’s financial profile and its Board and expectations as to and beliefs about the consent solicitation are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, the impact and results of the consent solicitation and other activism activities by Caligan and/or other activist investors; as well as those risks identified in AMAG’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019 and subsequent filings with the SEC which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

About AMAG

AMAG is a pharmaceutical company focused on bringing innovative products to patients with unmet medical needs. The company does this by leveraging its development and commercial expertise to invest in and grow its pharmaceutical products across a range of therapeutic areas, including women’s health. For additional company information, please visit www.amagpharma.com.

AMAG Pharmaceuticals Contacts:

Investors:

Linda Lennox

908-627-3424

Media:

Rushmie Nofsinger

781-530-6838